UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On October 2, 2013, American Eagle Energy Corporation (the “Company”) entered into a Purchase Agreement with Northland Securities, Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of 13,709,386 shares of common stock of the Company at a public offering price of $1.70 per share (the “Offering”). The Company granted the Underwriters a 30-day option to purchase up to an additional 2,056,408 shares of its common stock. The Company expects to receive net proceeds from the Offering of approximately $21.5 million after deducting the underwriting discounts and estimated expenses (or approximately $24.8 million if the Underwriters’ option to purchase additional shares of common stock is exercised in full). The Offering is expected to close on October 7, 2013.

The shares of common stock will be issued pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-189191), as amended (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”), which was declared effective on August 2, 2013, and the related prospectus dated August 2, 2013 and prospectus supplement dated October 2, 2013.

The Company made certain customary representations, warranties, and covenants concerning the Company and the Registration Statement in the Purchase Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Offering, the Company is filing the opinion and consent of its counsel, Baker & Hostetler LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

1.1	Purchase Agreement, dated October 2, 2013, by and between the Company and Northland Securities, Inc., as Representative of the Several Underwriters identified in Schedule I annexed thereto.

5.1	Opinion of Baker & Hostetler LLP with respect to the legality of the shares.

23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer

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